UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2022

Date of reporting period: January 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

JAN    01.31.22

SEMI-ANNUAL REPORT

AB SMALL CAP GROWTH PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Small Cap Growth Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 1

SEMI-ANNUAL REPORT

March 9, 2022

This report provides management’s discussion of fund performance for the AB Small Cap Growth Portfolio for the semi-annual reporting period ended January 31, 2022.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JANUARY 31, 2022 (unaudited)

	6 Months	12 Months

AB SMALL CAP GROWTH PORTFOLIO[1]

Class A Shares	-14.91%	-13.03%

Class C Shares	-15.22%	-13.66%

Advisor Class Shares[2]	-14.79%	-12.79%

Class R Shares[2]	-15.07%	-13.34%

Class K Shares[2]	-14.87%	-12.95%

Class I Shares[2]	-14.79%	-12.80%

Class Z Shares[2]	-14.75%	-12.71%

Russell 2000 Growth Index	-15.20%	-15.04%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended January 31, 2022, by 0.01% and 0.01%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended January 31, 2022.

All share classes of the Fund, except Class C, outperformed the benchmark for the six-month period; all share classes outperformed for the 12-month period, before sales charges. During the six-month period, sector selection drove outperformance, relative to the benchmark; an underweight to health care and an overweight to financials helped offset losses from underweights to real estate and energy. Security selection was negative, particularly selection within the technology and industrials sectors, while selection in consumer discretionary and financials contributed.

For the 12-month period, both sector selection and security selection contributed to performance. An underweight to health care and an overweight

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to financials contributed most to returns, while underweights to real estate and consumer staples declined. Security selection in consumer discretionary and materials contributed, while selection in health care and industrials detracted.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US stocks recorded positive returns while international and emerging-markets stocks declined during the six-month period ended January 31, 2022. Throughout most of the period, all equity markets continued to rise, supported by accommodative monetary policy and an accelerating economic recovery. Emerging-market returns lagged developed markets somewhat as China’s economic recovery slowed and geopolitical concerns increased. Global equity markets fell sharply at the end of the period, after persistently high inflation caused the US Federal Reserve to signal that it would accelerate its timeline for interest-rate hikes and balance-sheet reduction. Stocks traded in a wide range, swinging between steep intraday losses and gains amid concern about the impact of higher interest rates on equity valuations. At the end of the period, strong earnings reports from several mega-cap companies helped equity markets—particularly in the US—recoup some losses. Against a backdrop of rising rates, growth stocks came under pressure, triggering a rotation into value-oriented stocks. In large-cap markets, value stocks rose, outperforming growth stocks, which declined in absolute terms. Large-cap stocks gained in absolute terms and outperformed small-cap stocks—which ended in negative territory—by a wide margin.

Russia invaded Ukraine on February 24, 2022, starting the biggest European war in decades. The US and Western countries condemned President Vladimir Putin’s actions and imposed harsh sanctions on Russia. In addition to the humanitarian crisis unfolding in Ukraine, the offensive has added uncertainty to the global economic outlook. The Adviser will continue to closely monitor the fluid situation and its impact on portfolios, particularly in affected regions.

The Fund continues to be built from the bottom up, with an emphasis on companies that can deliver fundamental outperformance. For companies that have emerged strongly from the pandemic, the Fund’s Senior Investment Management Team (the “Team”) focuses on those that it believes can sustain their competitive advantage and that are less at risk of slowing growth moving through 2022. The Team balances these holdings with companies that have yet to fully benefit from the reopening or that have been more challenged by pandemic-related disruptions that could lessen throughout the year. At the end of the reporting period, financials and technology reflected the Fund’s largest overweights, while health care and real estate were notable underweights, relative to the benchmark.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of issuers with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund, at times, invests in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights or warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of small-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or health-care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-13.03%	-16.71%

5 Years	19.44%	18.41%

10 Years	14.91%	14.41%

CLASS C SHARES

1 Year	-13.66%	-14.38%

5 Years	18.54%	18.54%

10 Years[1]	14.05%	14.05%

ADVISOR CLASS SHARES[2]

1 Year	-12.79%	-12.79%

5 Years	19.73%	19.73%

10 Years	15.20%	15.20%

CLASS R SHARES[2]

1 Year	-13.34%	-13.34%

5 Years	18.97%	18.97%

10 Years	14.52%	14.52%

CLASS K SHARES[2]

1 Year	-12.95%	-12.95%

5 Years	19.49%	19.49%

10 Years	14.96%	14.96%

CLASS I SHARES[2]

1 Year	-12.80%	-12.80%

5 Years	19.73%	19.73%

10 Years	15.25%	15.25%

CLASS Z SHARES[2]

1 Year	-12.71%	-12.71%

5 Years	19.84%	19.84%

Since Inception[3]	14.70%	14.70%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.09%, 1.84%, 0.84%, 1.49%, 1.03%, 0.84% and 0.75% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 6/30/2015.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.69%

5 Years	23.83%

10 Years	17.51%

CLASS C SHARES

1 Year	7.61%

5 Years	23.98%

10 Years[1]	17.13%

ADVISOR CLASS SHARES[2]

1 Year	9.60%

5 Years	25.22%

10 Years	18.32%

CLASS R SHARES[2]

1 Year	8.92%

5 Years	24.43%

10 Years	17.62%

CLASS K SHARES[2]

1 Year	9.41%

5 Years	24.96%

10 Years	18.07%

CLASS I SHARES[2]

1 Year	9.60%

5 Years	25.22%

10 Years	18.37%

CLASS Z SHARES[2]

1 Year	9.72%

5 Years	25.33%

Since Inception[3]	18.19%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 6/30/2015.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$850.90	$4.99	1.07%
Hypothetical**	$1,000	$1,019.81	$5.45	1.07%

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value August 1, 2021	Ending Account Value January 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$847.80	$8.48	1.82%
Hypothetical**	$1,000	$1,016.03	$9.25	1.82%
Advisor Class
Actual	$1,000	$852.10	$3.83	0.82%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%
Class R
Actual	$1,000	$849.30	$6.67	1.43%
Hypothetical**	$1,000	$1,018.00	$7.27	1.43%
Class K
Actual	$1,000	$851.30	$4.71	1.01%
Hypothetical**	$1,000	$1,020.11	$5.14	1.01%
Class I
Actual	$1,000	$852.10	$3.83	0.82%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%
Class Z
Actual	$1,000	$852.50	$3.41	0.73%
Hypothetical**	$1,000	$1,021.53	$3.72	0.73%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

January 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,114.0

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Lattice Semiconductor Corp.	$91,316,486	1.8%

Saia, Inc.	91,309,030	1.8

Hilton Grand Vacations, Inc.	87,404,090	1.7

Tetra Tech, Inc.	81,833,002	1.6

Synaptics, Inc.	81,686,057	1.6

Wingstop, Inc.	80,219,939	1.6

AtriCure, Inc.	80,040,760	1.6

Silicon Laboratories, Inc.	79,930,650	1.6

Houlihan Lokey, Inc.	79,011,315	1.5

John Bean Technologies Corp.	78,544,215	1.5

	$831,295,544	16.3%

1	All data are as of January 31, 2022. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

January 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Information Technology – 26.5%
Electronic Equipment, Instruments & Components – 3.9%
Allegro MicroSystems, Inc.(a)(b)	1,932,832	$54,853,772
Littelfuse, Inc.	236,475	63,841,156
Novanta, Inc.(b)	564,659	77,979,408

		196,674,336

IT Services – 4.5%
Amplitude, Inc.(a)(b)	731,524	28,756,209
BigCommerce Holdings, Inc.(a)(b)	1,459,053	47,696,443
DigitalOcean Holdings, Inc.(b)	740,610	42,466,577
Shift4 Payments, Inc. – Class A(a)(b)	862,645	45,478,644
Switch, Inc. – Class A	2,651,005	67,945,258

		232,343,131

Semiconductors & Semiconductor Equipment – 10.1%
Ambarella, Inc.(b)	534,620	74,926,993
Lattice Semiconductor Corp.(b)	1,653,685	91,316,486
MACOM Technology Solutions Holdings, Inc.(b)	1,218,505	74,584,691
Onto Innovation, Inc.(b)	496,020	45,405,671
Semtech Corp.(b)	961,993	68,397,702
Silicon Laboratories, Inc.(b)	483,871	79,930,650
Synaptics, Inc.(b)	388,334	81,686,057

		516,248,250

Software – 8.0%
Anaplan, Inc.(b)	892,013	43,066,388
Blackline, Inc.(a)(b)	806,729	74,114,193
Braze, Inc.(b)	570,018	28,512,300
Enfusion, Inc.(b)	1,458,872	20,147,022
Manhattan Associates, Inc.(b)	537,670	71,977,883
Rapid7, Inc.(a)(b)	698,071	67,245,180
Smartsheet, Inc. – Class A(b)	772,547	48,067,874
Varonis Systems, Inc.(a)(b)	1,518,124	56,565,300

		409,696,140

		1,354,961,857

Health Care – 20.6%
Biotechnology – 10.6%
ADC Therapeutics SA(a)(b)	967,416	15,372,240
Annexon, Inc.(a)(b)	1,554,212	11,656,590
Arrowhead Pharmaceuticals, Inc.(b)	827,940	43,682,114
Ascendis Pharma A/S (Sponsored ADR)(b)	216,639	26,351,968
Biohaven Pharmaceutical Holding Co., Ltd.(b)	241,673	32,111,092
Bioxcel Therapeutics, Inc.(a)(b)	586,141	9,905,783
Blueprint Medicines Corp.(b)	515,849	39,771,958
Coherus Biosciences, Inc.(b)	1,878,531	23,218,643

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Erasca, Inc.(a)(b)	1,095,044	$12,976,271
Insmed, Inc.(a)(b)	1,384,331	31,396,627
Instil Bio, Inc.(a)(b)	620,125	7,199,651
Instil Bio, Inc. (Private Placement)(b)	802,939	9,322,124
Intellia Therapeutics, Inc.(a)(b)	507,266	47,972,146
iTeos Therapeutics, Inc.(b)	673,502	24,663,643
Legend Biotech Corp. (ADR)(b)	616,822	26,301,290
Praxis Precision Medicines, Inc.(a)(b)	1,168,614	17,365,604
Recursion Pharmaceuticals, Inc.(a)(b)	1,653,258	19,574,575
Relay Therapeutics, Inc.(a)(b)	1,025,218	22,688,074
Turning Point Therapeutics, Inc. – Class I(b)	582,781	21,696,937
Ultragenyx Pharmaceutical, Inc.(b)	347,960	24,332,843
Vir Biotechnology, Inc.(b)	961,307	33,001,669
Y-mAbs Therapeutics, Inc.(b)	1,169,095	11,562,350
Zentalis Pharmaceuticals, Inc.(a)(b)	509,794	29,099,042

		541,223,234

Health Care Equipment & Supplies – 5.2%
AtriCure, Inc.(b)	1,219,390	80,040,760
Figs, Inc.(a)(b)	1,952,691	43,896,494
Outset Medical, Inc.(a)(b)	1,744,417	64,874,868
Sight Sciences, Inc.(a)(b)	981,948	14,365,899
Silk Road Medical, Inc.(b)	996,913	32,708,715
Treace Medical Concepts, Inc.(a)(b)	1,678,086	30,440,480

		266,327,216

Health Care Providers & Services – 2.6%
Certara, Inc.(a)(b)	2,148,671	57,433,976
Inari Medical, Inc.(b)	977,772	71,924,908
LianBio (ADR)(b)	1,025,265	3,998,534

		133,357,418

Health Care Technology – 1.2%
Health Catalyst, Inc.(a)(b)	2,053,550	61,298,468

Life Sciences Tools & Services – 1.0%
Repligen Corp.(b)	262,445	52,053,341

		1,054,259,677

Industrials – 17.6%
Aerospace & Defense – 1.2%
Axon Enterprise, Inc.(b)	417,615	58,436,867

Building Products – 2.6%
AZEK Co., Inc. (The)(b)	1,704,512	56,300,031
Simpson Manufacturing Co., Inc.(a)	676,726	76,327,926

		132,627,957

Commercial Services & Supplies – 1.6%
Tetra Tech, Inc.	587,923	81,833,002

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction & Engineering – 1.1%
Hayward Holdings, Inc.(a)(b)	2,960,596	$58,294,135

Machinery – 5.8%
Chart Industries, Inc.(a)(b)	369,672	45,051,927
ITT, Inc.	683,696	62,845,336
John Bean Technologies Corp.	581,809	78,544,215
Kornit Digital Ltd.(b)	451,728	47,458,544
Middleby Corp. (The)(b)	347,464	64,350,333

		298,250,355

Professional Services – 1.3%
Insperity, Inc.	618,269	66,482,466

Road & Rail – 1.8%
Saia, Inc.(a)(b)	321,194	91,309,030

Trading Companies & Distributors – 2.2%
Herc Holdings, Inc.	345,450	55,427,453
SiteOne Landscape Supply, Inc.(b)	313,394	56,448,527

		111,875,980

		899,109,792

Consumer Discretionary – 16.6%
Auto Components – 1.5%
Fox Factory Holding Corp.(a)(b)	576,131	76,665,752

Hotels, Restaurants & Leisure – 5.5%
Hilton Grand Vacations, Inc.(b)	1,788,868	87,404,090
Life Time Group Holdings, Inc.(b)	2,853,294	42,856,476
Planet Fitness, Inc.(b)	813,735	72,129,470
Wingstop, Inc.(a)	523,458	80,219,939

		282,609,975

Household Durables – 2.5%
Lovesac Co. (The)(a)(b)	915,669	49,308,776
Skyline Champion Corp.(b)	1,152,366	77,600,326

		126,909,102

Multiline Retail – 1.4%
Driven Brands Holdings, Inc.(b)	2,533,635	71,575,189

Specialty Retail – 5.7%
Five Below, Inc.(b)	329,617	54,057,188
Floor & Decor Holdings, Inc. – Class A(b)	547,699	59,545,835
Lithia Motors, Inc. – Class A	208,053	60,778,523
National Vision Holdings, Inc.(a)(b)	1,569,553	64,163,327
Sleep Number Corp.(b)	730,763	52,249,555

		290,794,428

		848,554,446

14 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 10.2%
Banks – 2.6%
First Financial Bankshares, Inc.(a)	1,653,740	$77,709,243
Live Oak Bancshares, Inc.(a)	914,272	53,814,050

		131,523,293

Capital Markets – 4.4%
Houlihan Lokey, Inc.	743,426	79,011,315
P10, Inc.(a)(b)	1,705,536	20,602,875
StepStone Group, Inc.	1,661,257	58,160,607
Stifel Financial Corp.	918,614	68,804,189

		226,578,986

Consumer Finance – 0.5%
Fisker, Inc.(a)(b)	2,320,235	27,401,975

Insurance – 2.7%
Ryan Specialty Group Holdings, Inc.(b)	1,769,293	66,189,251
Trupanion, Inc.(a)(b)	757,590	72,160,448

		138,349,699

		523,853,953

Energy – 2.5%
Energy Equipment & Services – 0.6%
ChampionX Corp.(b)	1,355,054	30,353,209

Oil, Gas & Consumable Fuels – 1.9%
Magnolia Oil & Gas Corp.(a)	1,142,000	24,701,460
Matador Resources Co.(a)	1,631,753	73,053,582

		97,755,042

		128,108,251

Materials – 2.1%
Chemicals – 1.1%
Element Solutions, Inc.	2,388,906	53,607,051

Containers & Packaging – 1.0%
Ranpak Holdings Corp.(b)	1,943,875	52,212,482

		105,819,533

Consumer Staples – 1.9%
Food & Staples Retailing – 1.0%
Chefs’ Warehouse, Inc. (The)(b)	1,743,291	52,019,803

Food Products – 0.9%
Freshpet, Inc.(a)(b)	257,175	23,924,990
Vital Farms, Inc.(a)(b)	1,390,494	22,984,866

		46,909,856

		98,929,659

Total Common Stocks (cost $4,566,564,992)		5,013,597,168

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.6%
Funds and Investment Trusts – 0.6%
iShares Russell 2000 Growth ETF(a)(c) (cost $25,210,620)	113,442	$28,783,639

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $62,573,195)	62,573,195	62,573,195

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $4,654,348,807)		5,104,954,002

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio Class AB, 0.01%(c)(d)(e) (cost $94,208,035)	94,208,035	94,208,035

Total Investments – 101.7% (cost $4,748,556,842)		5,199,162,037
Other assets less liabilities – (1.7)%		(85,197,870)

Net Assets – 100.0%		$5,113,964,167

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

See notes to financial statements.

16 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

January 31, 2022 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,591,775,612)	$5,042,380,807	(a)
Affiliated issuers (cost $156,781,230—including investment of cash collateral for securities loaned of $94,208,035)	156,781,230
Receivable for capital stock sold	35,570,569
Receivable for investment securities sold	19,552,209
Unaffiliated dividends receivable	150,424
Affiliated dividends receivable	478

Total assets	5,254,435,717

Liabilities
Payable for collateral received on securities loaned	94,208,035
Payable for investment securities purchased	38,346,452
Payable for capital stock redeemed	4,125,187
Advisory fee payable	3,157,637
Distribution fee payable	296,403
Transfer Agent fee payable	56,645
Administrative fee payable	31,908
Directors’ fees payable	5,984
Accrued expenses	243,299

Total liabilities	140,471,550

Net Assets	$5,113,964,167

Composition of Net Assets
Capital stock, at par	$7,487
Additional paid-in capital	4,546,262,812
Distributable earnings	567,693,868

Net Assets	$5,113,964,167

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Outstanding	Value

A	$908,001,604	14,610,242	$62.15	*

C	$45,243,170	1,625,108	$27.84

Advisor	$2,221,451,901	31,101,793	$71.43

R	$42,846,120	736,302	$58.19

K	$144,325,897	2,231,232	$64.68

I	$703,383,411	9,912,376	$70.96

Z	$1,048,712,064	14,655,228	$71.56

(a)	Includes securities on loan with a value of $450,451,604 (see Note E).

*	The maximum offering price per share for Class A shares was $64.91 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 17

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2022 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$5,808,590
Affiliated issuers	5,188
Securities lending income	924,564	$6,738,342

Expenses
Advisory fee (see Note B)	19,874,909
Distribution fee—Class A	1,363,545
Distribution fee—Class C	275,449
Distribution fee—Class R	129,547
Distribution fee—Class K	175,098
Transfer agency—Class A	632,838
Transfer agency—Class C	32,234
Transfer agency—Advisor Class	1,413,239
Transfer agency—Class R	58,422
Transfer agency—Class K	35,020
Transfer agency—Class I	495,184
Transfer agency—Class Z	173,194
Custody and accounting	122,719
Registration fees	121,839
Printing	104,325
Administrative	50,014
Directors’ fees	43,139
Legal	33,575
Audit and tax	23,641
Miscellaneous	37,525

Total expenses	25,195,456
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(27,221)

Net expenses		25,168,235

Net investment loss		(18,429,893)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions(a)		86,391,301
Net change in unrealized appreciation/depreciation of investments		(958,213,311)

Net loss on investment transactions		(871,822,010)

Contributions from Affiliates (see Note B)		230,446

Net Decrease in Net Assets from Operations		$(890,021,457)

(a)

On November 1, 2021, the Portfolio had a redemption-in-kind with total proceeds in the amount of $35,945,195. The realized gain of $7,483,278, resulting from redemption-in-kind, will not be recognized for tax purposes.

See notes to financial statements.

18 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended January 31, 2022 (unaudited)	Year Ended July 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(18,429,893)	$(29,270,969)
Net realized gain on investment transactions	86,391,301	797,075,481
Net change in unrealized appreciation/depreciation of investments	(958,213,311)	587,409,993
Contributions from Affiliates (see Note B)	230,446	– 0	–

Net increase (decrease) in net assets from operations	(890,021,457)	1,355,214,505
Distributions to Shareholders
Class A	(91,037,529)	(95,498,453)
Class C	(9,467,036)	(8,444,586)
Advisor Class	(185,604,563)	(123,053,417)
Class R	(4,488,204)	(3,647,382)
Class K	(11,535,678)	(6,663,102)
Class I	(61,185,430)	(64,644,139)
Class Z	(92,102,328)	(65,906,155)
Capital Stock Transactions
Net increase	1,032,839,319	1,300,471,197

Total increase (decrease)	(312,602,906)	2,287,828,468
Net Assets
Beginning of period	5,426,567,073	3,138,738,605

End of period	$5,113,964,167	$5,426,567,073

See notes to financial statements.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS

January 31, 2022 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 12 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Growth Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z and Class T shares. Class B and Class T shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. Effective February 1, 2013, the Fund was closed to new investors, subject to certain exceptions. Effective June 1, 2016, with the exception of Class B shares, the Fund reopened to new investors. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

20 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and

22 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2022:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$5,013,597,168		$	– 0	–	$	– 0	–	$5,013,597,168
Investment Companies	28,783,639			– 0	–		– 0	–	28,783,639
Short-Term Investments	62,573,195			– 0	–		– 0	–	62,573,195
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	94,208,035			– 0	–		– 0	–	94,208,035

Total Investments in Securities	5,199,162,037			– 0	–		– 0	–	5,199,162,037
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$5,199,162,037		$	– 0	–	$	– 0	–	$5,199,162,037

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

24 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2022, the reimbursement for such services amounted to $50,014.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $811,868 for the six months ended January 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $17,449 from the sale of Class A shares and received $7,194 and $6,252 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended January 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended January 31, 2022, such waiver amounted to $27,205.

A summary of the Fund’s transactions in AB mutual funds for the six months ended January 31, 2022 is as follows:

Fund	Market Value 7/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 1/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$117,127	$762,325	$816,879	$62,573	$5
Government Money Market Portfolio*	131,341	562,883	600,016	94,208	4

Total				$156,781	$9

*	Investments of cash collateral for securities lending transactions (see Note E).

During the six months ended January 31, 2022, the Adviser reimbursed the Fund $230,446 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,837,557, $887,061 and $1,059,792 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in

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NOTES TO FINANCIAL STATEMENTS (continued)

future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,029,884,986		$1,422,421,644
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$874,228,870
Gross unrealized depreciation	(423,623,675)

Net unrealized appreciation	$450,605,195

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended January 31, 2022.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct

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NOTES TO FINANCIAL STATEMENTS (continued)

investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended January 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$450,451,604	$94,208,035	$345,825,432	$920,512	$4,052	$16

*	As of January 31, 2022.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2022 (unaudited)	Year Ended July 31, 2021	Six Months Ended January 31, 2022 (unaudited)	Year Ended July 31, 2021

Class A
Shares sold	1,523,487	3,044,585	$117,604,417	$230,429,868

Shares issued in reinvestment of distributions	1,035,561	1,082,499	79,023,658	76,954,511

Shares converted from Class C	15,723	140,050	1,246,360	10,625,960

Shares redeemed	(1,673,082)	(4,878,125)	(130,107,757)	(358,717,142)

Net increase (decrease)	901,689	(610,991)	$67,766,678	$(40,706,803)

Class C
Shares sold	201,148	608,845	$7,392,485	$23,298,471

Shares issued in reinvestment of distributions	252,944	218,739	8,655,749	7,730,232

Shares converted to Class A	(32,725)	(281,306)	(1,246,360)	(10,625,960)

Shares redeemed	(163,011)	(231,931)	(5,644,860)	(8,767,416)

Net increase	258,356	314,347	$9,157,014	$11,635,327

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended January 31, 2022 (unaudited)	Year Ended July 31, 2021	Six Months Ended January 31, 2022 (unaudited)	Year Ended July 31, 2021

Advisor Class
Shares sold	9,981,478	14,137,354	$861,636,674	$1,213,475,458

Shares issued in reinvestment of distributions	1,631,713	1,161,487	143,052,303	93,627,499

Shares redeemed	(4,481,556)	(6,422,314)	(375,705,709)	(546,384,818)

Net increase	7,131,635	8,876,527	$628,983,268	$760,718,139

Class R
Shares sold	134,489	421,691	$9,238,947	$30,737,134

Shares issued in reinvestment of distributions	62,191	54,260	4,446,031	3,647,367

Shares redeemed	(171,143)	(261,487)	(12,758,316)	(18,478,914)

Net increase	25,537	214,464	$926,662	$15,905,587

Class K
Shares sold	924,580	1,008,540	$74,287,954	$77,481,737

Shares issued in reinvestment of distributions	145,249	90,408	11,535,664	6,663,086

Shares redeemed	(305,955)	(311,985)	(23,873,603)	(24,132,452)

Net increase	763,874	786,963	$61,950,015	$60,012,371

Class I
Shares sold	1,305,332	3,167,972	$111,520,571	$266,550,012

Shares issued in reinvestment of distributions	702,468	806,783	61,185,005	64,639,450

Shares redeemed	(1,275,592)	(3,670,140)	(112,567,523)	(305,091,267)

Net increase	732,208	304,615	$60,138,053	$26,098,195

Class Z
Shares sold	3,900,987	7,899,600	$349,672,355	$669,707,797

Shares issued in reinvestment of distributions	1,042,278	813,978	91,532,838	65,655,418

Shares redeemed	(2,649,225)	(3,151,673)	(237,287,564)	(268,554,834)

Net increase	2,294,040	5,561,905	$203,917,629	$466,808,381

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a

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NOTES TO FINANCIAL STATEMENTS (continued)

contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending July 31, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended July 31, 2021 and July 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$29,025,651	$	– 0	–
Net long-term capital gains	338,831,583		179,937,798

Total taxable distributions paid	$367,857,234		$179,937,798

As of July 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$113,854,983
Undistributed capital gains	433,608,558
Unrealized appreciation/(depreciation)	1,365,902,999	(a)

Total accumulated earnings/(deficit)	$1,913,366,540

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2021, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Recent events, including the invasion of Ukraine by Russia, have interjected uncertainty into the global financial markets, especially European markets. A number of countries, including the United States and European

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NOTES TO FINANCIAL STATEMENTS (continued)

Union, have imposed sanctions on Russia and individuals and businesses affiliated with that country. The scope and long-term impact of the Ukrainian conflict remain unclear; resulting disruptions in the global financial markets could adversely impact the Fund’s performance.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended January 31, 2022 (unaudited)	Year Ended July 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 79.55	$ 62.17	$ 57.21	$ 60.30	$ 49.25	$ 41.28

Income From Investment Operations

Net investment loss(a)(b)	(.33)	(.62)	(.37)	(.36)	(.44)	(.38	)†

Net realized and unrealized gain (loss) on investment transactions	(10.30)	25.33	10.19	5.75	16.28	9.32

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(10.63)	24.71	9.82	5.39	15.84	8.94

Less: Distributions

Distributions from net realized gain on investment transactions	(6.77)	(7.33)	(4.86)	(8.48)	(4.79)	(.97)

Net asset value, end of period	$ 62.15	$ 79.55	$ 62.17	$ 57.21	$ 60.30	$ 49.25

Total Return

Total investment return based on net asset value(d)*	(14.91)%	41.15	%+	18.86	%+	12.63%	33.99%	22.05	%†+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$908,002	$1,090,466	$890,196	$621,553	$583,619	$465,188

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.07	%^	1.09%	1.16%	1.15%	1.13%	1.17%

Expenses, before waivers/reimbursements(e)‡	1.07	%^	1.09%	1.16%	1.16%	1.14%	1.19%

Net investment loss(b)	(.84	)%^	(.83)%	(.70)%	(.65)%	(.80)%	(.85	)%†

Portfolio turnover rate	25%	74%	75%	70%	65%	66%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended January 31, 2022 (unaudited)	Year Ended July 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 39.36	$ 33.92	$ 33.67	$ 39.66	$ 34.08	$ 29.06

Income From Investment Operations

Net investment loss(a)(b)	(.30)	(.61)	(.43)	(.47)	(.57)	(.45	)†

Net realized and unrealized gain (loss) on investment transactions	(4.45)	13.38	5.54	2.96	10.94	6.44

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(4.75)	12.77	5.11	2.49	10.37	5.99

Less: Distributions

Distributions from net realized gain on investment transactions	(6.77)	(7.33)	(4.86)	(8.48)	(4.79)	(.97)

Net asset value, end of period	$ 27.84	$ 39.36	$ 33.92	$ 33.67	$ 39.66	$ 34.08

Total Return

Total investment return based on net asset value(d)*	(15.22)%	40.11	%+	17.99	%+	11.79%	32.99%	21.15	%†+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$45,243	$53,790	$35,697	$35,256	$31,424	$27,343

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.82	%^	1.84%	1.90%	1.91%	1.88%	1.93%

Expenses, before waivers/reimbursements(e)‡	1.82	%^	1.84%	1.91%	1.91%	1.89%	1.95%

Net investment loss(b)	(1.59	)%^	(1.59)%	(1.44)%	(1.40)%	(1.55)%	(1.46	)%†

Portfolio turnover rate	25%	74%	75%	70%	65%	66%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2022 (unaudited)		Year Ended July 31,
			2021		2020		2019	2018		2017

Net asset value, beginning of period	$ 90.34		$ 69.65		$ 63.35		$ 65.62	$ 53.10		$ 44.33

Income From Investment Operations

Net investment loss(a)(b)	(.26)		(.51)		(.27)		(.24)	(.33)		(.25	)†

Net realized and unrealized gain (loss) on investment transactions	(11.88)		28.53		11.43		6.46	17.64		9.99

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(12.14)		28.02		11.16		6.22	17.31		9.74

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(6.77)		(7.33)		(4.86)		(8.48)	(4.79)		(.97)

Total dividends and distributions	(6.77)		(7.33)		(4.86)		(8.49)	(4.79)		(.97)

Net asset value, end of period	$ 71.43		$ 90.34		$ 69.65		$ 63.35	$ 65.62		$ 53.10

Total Return

Total investment return based on net asset value(d)*	(14.79)%		41.51	%+	19.16	%+	12.93%	34.30%		22.34	%†+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,221,452		$2,165,454		$1,051,243		$611,919	$414,913		$309,330

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.82	%^	.84%		.91%		.91%	.88%		.93%

Expenses, before waivers/reimbursements(e)‡	.82	%^	.84%		.91%		.91%	.89%		.94%

Net investment loss(b)	(.59	)%^	(.60)%		(.46)%		(.41)%	(.55)%		(.52	)%†

Portfolio turnover rate	25%		74%		75%		70%	65%		66%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%		.01%		.01%	.01%		.01%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended January 31, 2022 (unaudited)	Year Ended July 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 75.03	$ 59.19	$ 54.90	$ 58.45	$ 48.05	$ 40.44

Income From Investment Operations

Net investment loss(a)(b)	(.45)	(.88)	(.54)	(.54)	(.64)	(.47	)†

Net realized and unrealized gain (loss) on investment transactions	(9.62)	24.05	9.69	5.47	15.83	9.05

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(10.07)	23.17	9.15	4.93	15.19	8.58

Less: Distributions

Distributions from net realized gain on investment transactions	(6.77)	(7.33)	(4.86)	(8.48)	(4.79)	(.97)

Net asset value, end of period	$ 58.19	$ 75.03	$ 59.19	$ 54.90	$ 58.45	$ 48.05

Total Return

Total investment return based on net asset value(d)*	(15.07)%	40.59	%+	18.42	%+	12.20%	33.45%	21.61	%†+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$42,846	$53,326	$29,374	$30,459	$33,088	$33,842

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.43	%^	1.49%	1.54%	1.53%	1.53%	1.51%

Expenses, before waivers/reimbursements(e)‡	1.43	%^	1.49%	1.54%	1.54%	1.55%	1.53%

Net investment loss(b)	(1.20	)%^	(1.24)%	(1.07)%	(1.03)%	(1.20)%	(1.08	)%†

Portfolio turnover rate	25%	74%	75%	70%	65%	66%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended January 31, 2022 (unaudited)	Year Ended July 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 82.50	$ 64.23	$ 58.90	$ 61.77	$ 50.33	$ 42.18

Income From Investment Operations

Net investment loss(a)(b)	(.31)	(.62)	(.34)	(.33)	(.42)	(.30	)†

Net realized and unrealized gain (loss) on investment transactions	(10.74)	26.22	10.53	5.94	16.65	9.42

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(11.05)	25.60	10.19	5.61	16.23	9.12

Less: Distributions

Distributions from net realized gain on investment transactions	(6.77)	(7.33)	(4.86)	(8.48)	(4.79)	(.97)

Net asset value, end of period	$ 64.68	$ 82.50	$ 64.23	$ 58.90	$ 61.77	$ 50.33

Total Return

Total investment return based on net asset value(d)*	(14.87)%	41.22	%+	18.96	%+	12.71%	34.04%	22.00	%†+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$144,326	$121,057	$43,699	$43,284	$42,228	$40,370

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.01	%^	1.03%	1.08%	1.09%	1.09%	1.20%

Expenses, before waivers/reimbursements(e)‡	1.01	%^	1.03%	1.09%	1.09%	1.11%	1.22%

Net investment loss(b)	(.78	)%^	(.80)%	(.62)%	(.59)%	(.76)%	(.67	)%†

Portfolio turnover rate	25%	74%	75%	70%	65%	66%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.01%	.01%	.01%	.01%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2022 (unaudited)		Year Ended July 31,
			2021		2020		2019	2018		2017

Net asset value, beginning of period	$ 89.79		$ 69.27		$ 63.03		$ 65.33	$ 52.89		$ 44.15

Income From Investment Operations

Net investment loss(a)(b)	(.26)		(.49)		(.26)		(.24)	(.34)		(.24	)†

Net realized and unrealized gain (loss) on investment transactions	(11.80)		28.34		11.36		6.43	17.57		9.95

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(12.06)		27.85		11.10		6.19	17.23		9.71

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(6.77)		(7.33)		(4.86)		(8.48)	(4.79)		(.97)

Total dividends and distributions	(6.77)		(7.33)		(4.86)		(8.49)	(4.79)		(.97)

Net asset value, end of period	$ 70.96		$ 89.79		$ 69.27		$ 63.03	$ 65.33		$ 52.89

Total Return

Total investment return based on net asset value(d)*	(14.79)%		41.48	%+	19.17	%+	12.93%	34.29%		22.36	%†+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$703,383		$824,332		$614,788		$494,931	$448,949		$319,437

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.82	%^	.84%		.90%		.90%	.89%		.91%

Expenses, before waivers/reimbursements(e)‡	.83	%^	.84%		.90%		.90%	.91%		.93%

Net investment loss(b)	(.59	)%^	(.59)%		(.44)%		(.40)%	(.57)%		(.51	)%†

Portfolio turnover rate	25%		74%		75%		70%	65%		66%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%		.01%		.01%	.01%		.01%

See footnote summary on page 42.

40 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended January 31, 2022 (unaudited)		Year Ended July 31,
			2021		2020		2019	2018		2017

Net asset value, beginning of period	$ 90.46		$ 69.68		$ 63.31		$ 65.54	$ 53.00		$ 44.20

Income From Investment Operations

Net investment loss(a)(b)	(.22)		(.43)		(.21)		(.19)	(.28)		(.23	)†

Net realized and unrealized gain (loss) on investment transactions	(11.91)		28.54		11.44		6.46	17.61		10.00

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(12.13)		28.11		11.23		6.27	17.33		9.77

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.02)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(6.77)		(7.33)		(4.86)		(8.48)	(4.79)		(.97)

Total dividends and distributions	(6.77)		(7.33)		(4.86)		(8.50)	(4.79)		(.97)

Net asset value, end of period	$ 71.56		$ 90.46		$ 69.68		$ 63.31	$ 65.54		$ 53.00

Total Return

Total investment return based on net asset value(d)	(14.75)%		41.62	%+	19.29	%+	13.03%	34.42%		22.47	%†+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,048,712		$1,118,142		$473,742		$299,807	$153,533		$98,090

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.73	%^	.75%		.81%		.81%	.80%		.82%

Expenses, before waivers/reimbursements(e)‡	.73	%^	.75%		.81%		.82%	.81%		.83%

Net investment loss(b)	(.50	)%^	(.51)%		(.36)%		(.32)%	(.48)%		(.49	)%†

Portfolio turnover rate	25%		74%		75%		70%	65%		66%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%		.01%		.01%	.01%		.01%

See footnote summary on page 42.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2018 and July 31, 2017, such waiver amounted to .01% and .02%, respectively.

†	For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2019, July 31, 2018 and July 31, 2017 by .01%, .03% and .03%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

42 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Bruce K. Aronow(2), Senior Vice President

Esteban Gomez(2), Vice President

Samantha S. Lau(2), Vice President

Heather Pavlak(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Vice President of the Funds Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Messrs. Aronow, Gomez and Tseng and Mses. Lau and Pavlak are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 43

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

44 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 45

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

46 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to,

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 47

benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was above the median, but in light of substantial asset growth over the prior year, the current effective fee was below the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees

48 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 49

expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

50 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB SMALL CAP GROWTH PORTFOLIO | 51

NOTES

52 | AB SMALL CAP GROWTH PORTFOLIO	abfunds.com

AB SMALL CAP GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SCG-0152-0122

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	March 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	March 29, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 29, 2022